EXHIBIT 10.2.1





                               INCORPORATED TERMS
                           DATED AS OF ______________
                                       TO
                           RESTRICTED STOCK AGREEMENT


     The following are the "Incorporated Terms" referred to in the instrument entitled "Restricted Stock Agreement" which refers to these Incorporated Terms and which has been signed by the Company and the Employee (the "Base Instrument"). The Incorporated Terms and the Base Instrument constitute a single agreement and that agreement consists of the Base Instrument and the Incorporated Terms. The Incorporated Terms dovetail with the Base Instrument; because the last paragraph of the Base Instrument is Paragraph 1, the Incorporated Terms begin with Paragraph 2.

     2. Restrictions. (a) Except as otherwise provided herein, the Base Restricted Stock and the Matching Restricted Stock may not be sold, transferred or otherwise alienated or hypothecated until, in the case of the Base Restricted Stock, the date set forth after "Base Restricted Stock Release Date" on the signature page, and in the case of the Matching Restricted Stock, the date set forth after "Matching Restricted Stock Release Date" on the signature page. The term "Release Date" shall be applied separately to the Base Restricted Stock and the Matching Restricted Stock as if the term "Release Date" were the term "Base Restricted Stock Release Date" or the term "Matching Restricted Stock Release Date," and such application shall correspond to the application of the term "Restricted Stock" as set forth in Paragraph 1(a) of the Base Instrument.

     (b) Except as otherwise provided herein, the Performance Restricted Stock may not be sold, transferred or otherwise alienated or hypothecated until the Release Date determined as follows. For each date set forth after "Performance Restricted Stock Release Date" on the signature page, multiply the number of shares set forth after "Shares of Performance Restricted Stock" on the signature page by the quotient of dividing the EPS for the fiscal year of the Company ended on the December 31 immediately preceding such date by the amount set forth after "Target" on the signature page. The resulting product is the number of shares of Restricted Stock that shall be released on the corresponding date set forth after "Performance Restricted Stock Release Date" and such date shall be the Release Date for such shares (and only for such shares). "EPS" means the Company's diluted earnings per share, determined in accordance with generally accepted accounting principles and adjusted to exclude the after-tax effect of
(i) realized gains and losses, and (ii) extraordinary items. If by any date set forth after "Performance Restricted Stock Release Date" the Company has not publicly announced its diluted earnings per share, such date shall be two business days after such earnings are publicly announced.

     3. Escrow. Shares of Restricted Stock shall be issued (in certificate or electronic form, at the discretion of the Company) as soon as practicable in the name of the Employee but shall be held in an escrow arrangement by the transfer agent for the Stock, as escrow agent. The Employee shall give the Company a stock power for such Stock duly endorsed in blank which will be held in escrow for use in the event such Stock is forfeited in whole or in part. Unless forfeited as provided herein, Restricted Stock shall cease to be held in escrow and certificates for such Stock shall be delivered to the Employee, or in the case of his death, to his Beneficiary (as hereinafter defined) on the Release Date or upon any other termination of the restrictions imposed by Paragraph 2 hereof.

     4. Transfer After Release Date; Securities Law Restrictions. Except as otherwise provided herein, Restricted Stock shall become free of the restrictions of Paragraph 2 and be freely transferable by the Employee on the Release Date. Notwithstanding the foregoing or anything to the contrary herein, the Employee agrees and acknowledges with respect to any Restricted Stock that has not been registered under the Securities Act of 1933, as amended (the "Act")
(i) he will not sell or otherwise dispose of such Stock except pursuant to an effective registration statement under the Act and any applicable state securities laws, or in a transaction which, in the opinion of counsel for the Company, is exempt from such registration, and (ii) a legend will be placed on the certificates or other evidence for the Restricted Stock to such effect.

     5. Termination of Employment Due to Death. If the Employee's employment with the Company or any of its subsidiaries is terminated because of death prior to the Release Date, the restrictions of Paragraph 2 applicable to the Restricted Stock shall terminate on the date of death and such Restricted Stock shall be free of such restrictions and, except as otherwise provided in Paragraph 4 hereof, freely transferable.

     6. Forfeiture of Restricted Stock. (a) If the Employee's employment with the Company and all of its subsidiaries is terminated prior to the Release Date for any reason (including without limitation, disability or termination by the Company and all subsidiaries thereof, with or without cause) other than death, all Restricted Stock shall be forfeited to the Company on the date of such termination unless otherwise provided in subparagraph (b) below, or unless the Management Development, Nominating and Governance Committee of the Company's Board of Directors (the "Management Development Committee") or other Committee of such Board administering the Plan (the Management Development Committee or such other Committee is herein referred to as the "Committee") determines, on such terms and conditions, if any, as the Committee may impose, that all or a portion of the Restricted Stock shall be released to the Employee and the restrictions of Paragraph 2 applicable thereto shall terminate. Absence of the Employee on leave approved by a duly elected officer of the Company, other than the Employee, shall not be considered a termination of employment during the period of such leave.

     (b) If the Employee's employment with the Company and all of its subsidiaries terminates by reason of retirement after reaching age 62 and after having been employed by the Company or any subsidiary thereof for an aggregate period of at least seven years, such retirement shall not result in forfeiture of the Performance Restricted Stock (this provision does not apply to the Base or Matching Restricted Stock) if no later than the date on which employment terminates, the Employee enters into an agreement with the Company (which agreement shall be drafted by and acceptable to the Company) under which the Employee agrees not to compete with the Company and its subsidiaries during a period ending one year after the

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

latest date set forth after "Performance Restricted Stock Release Date" on the signature page and the Employee complies with such agreement. If the Employee enters into such a non-competition agreement and thereafter breaches the terms thereof, the Restricted Stock shall be forfeited. If the conditions in the second preceding sentence are satisfied and the Employee complies with the terms of such agreement, upon the Employee's death, the provisions of Paragraph 5 shall apply as if the Employee's employment with the Company and its subsidiaries terminated because of such death.

     (c) Any shares of the Performance Restricted Stock for which a Release Date has not occurred by the latest date set forth after "Performance Restricted Stock Release Date" on the signature page (such date being subject to extension as contemplated in the last sentence of paragraph 2(b)) shall be forfeited to the Company, unless the Committee determines otherwise as contemplated in subparagraph (a) above.

     (d) If Restricted Stock is forfeited, the Employee hereby appoints the Company, acting through any Senior Vice President or more senior officer, as the Employee's attorney-in-fact to transfer such forfeited Restricted Stock to the Company.

     7. Beneficiary. (a) The person whose name appears on the signature page hereof after the caption "Beneficiary" or any successor designated by the Employee in accordance herewith (the person who is the Employee's Beneficiary at the time of his death herein referred to as the "Beneficiary") shall be entitled to receive the Restricted Stock to be released to the Beneficiary under Paragraphs 3 and 5 as a result of the death of the Employee. The Employee may from time to time revoke or change his Beneficiary without the consent of any prior Beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Employee's death, and in no event shall any designation be effective as of a date prior to such receipt.

     (b) If no such Beneficiary designation is in effect at the time of an Employee's death, or if no designated Beneficiary survives the Employee or if such designation conflicts with law, the Employee's estate shall be entitled to receive the Restricted Stock upon the death of the Employee. If the Committee is in doubt as to the right of any person to receive such Restricted Stock, the Company may retain such Stock and any distributions thereon, without liability for any interest thereon, until the Committee determines the person entitled thereto, or the Company may deliver such Restricted Stock and any distributions thereon to any court of appropriate jurisdiction and such delivery shall be a complete discharge of the liability of the Company therefor.

     8. Restricted Stock Legend. In addition to any legends placed on certificates for Restricted Stock, each certificate or other evidence for shares of Restricted Stock shall bear the following legend:

     "The sale or other transfer of these shares of stock, whether voluntary, or by operation of law, is subject to certain restrictions set forth in the MGIC

     Investment Corporation 2002 Stock Incentive Plan and a Restricted Stock Agreement between MGIC Investment Corporation and the registered owner hereof. A copy of such Plan and such Agreement may be obtained from the Secretary of MGIC Investment Corporation."

When the restrictions imposed by Paragraph 2 hereof terminate, the Employee shall be entitled to have the foregoing legend removed from such Stock.

     9. Voting Rights; Dividends and Other Distributions. (a) While the Restricted Stock is subject to restrictions under Paragraph 2 and prior to any forfeiture thereof, the Employee may exercise full voting rights for the Restricted Stock.

     (b) While the Restricted Stock is subject to the restrictions under Paragraph 2 and prior to any forfeiture thereof, the Employee shall be entitled to receive all dividends and other distributions paid with respect to the Restricted Stock. If any such dividends or distributions are paid in Stock, such shares shall be subject to the same restrictions as the shares of Restricted Stock with respect to which they were paid, including the requirement that Restricted Stock be held in escrow pursuant to Paragraph 3 hereof.

     (c) Subject to the provisions of this Agreement, the Employee shall have, with respect to the Restricted Stock, all other rights of holders of Stock.

     10. Tax Withholding. (a) It shall be a condition of the obligation of the Company or release from escrow Restricted Stock to the Employee or the Beneficiary, and the Employee agrees, that the Employee shall pay to the Company upon its demand, such amount as may be requested by the Company for the purpose of satisfying its liability to withhold federal, state, or local income or other taxes incurred by reason of the award of the Restricted Stock or as a result of the termination of the restrictions on such Stock hereunder.

     (b) If the Employee does not make an election under Section 83(b) of the Internal Revenue Code of 1986, as amended, with respect to the Restricted Stock awarded hereunder, the Employee may satisfy the Company's withholding tax requirements by electing to have the Company withhold that number of shares of Restricted Stock otherwise deliverable to the Employee from escrow hereunder or to deliver to the Company a number of shares of Stock, in each case, having a Fair Market Value on the day prior to the Tax Date (as defined below) equal to the amount required to be withheld as a result of the termination of the restrictions on such Restricted Stock. The election must be in writing and be delivered to the Company prior to the Tax Date. If the number of shares so calculated to be withheld shall include a fractional share, the Employee shall deliver cash in lieu of such fractional share. All elections shall be made in a form approved by the Company. As used herein, "Tax Date" means the date on which the Employee must include in his gross income for federal income tax purposes the fair market value of the Restricted Stock over the purchase price therefor.

     11. Adjustments in Event of Change in Stock or Fiscal Year. In the event of any change in the outstanding shares of Stock ("capital adjustment") for any reason, including

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but not limited to, any stock splits, stock dividend, recapitalization, merger, consolidation, reorganization, combination or exchange of shares or other similar event which, in the judgment of the Committee, could distort the implementation of the award of Restricted Stock or the realization of its objectives, the Committee may make such adjustments in the shares of Restricted Stock subject to this Agreement, or in the terms, conditions or restrictions of this Agreement, including the Target set forth on the signature page, as the Committee deems equitable. In addition, if the Company changes its fiscal year from a year ending December 31, the Committee may make such adjustments in the Performance Restricted Stock Release Date and the Target as the Committee deems equitable.

     12. Change in Control. If a "Change in Control of the Company" (as defined in the Annex attached hereto) occurs, notwithstanding anything herein, the restrictions of Paragraph 2 applicable to the Restricted Stock shall terminate on the date of the Change in Control of the Company.

     13. Powers of Company Not Affected; No Right to Continued Employment.

     (a) The existence of the Restricted Stock shall not affect in any way the right or power of the Company or its stockholders to make or authorize any combination, subdivision or reclassification of the Stock or any reorganization, merger, consolidation, business combination, exchange of shares, or other change in the Company's capital structure or its business, or any issue of bonds, debentures or stock having rights or preferences equal, superior or affecting the Restricted Stock or the rights thereof, or dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. The determination of the Committee as to any such adjustment shall be conclusive and binding for all purposes of this Agreement.

     (b) Nothing herein contained shall confer upon the Employee any right to continue in the employment of the Company or any subsidiary or interfere with or limit in any way the right of the Company or any subsidiary to terminate the Employee's employment at any time, subject, however, to the provisions of any agreement of employment between the Company or any subsidiary and the Employee. The Employee acknowledges that a termination of his or her employment could occur at a time before which the restrictions referred to in Paragraph 2 above have lapsed, resulting in the forfeiture of the Restricted Stock by the Employee, unless otherwise provided herein. In such event, the Employee will not be able to realize the value of the Restricted Stock nor will the Employee be entitled to any compensation on account of such value.

     14. Interpretation by Committee. The Employee agrees that any dispute or disagreement which may arise in connection with this Agreement shall be resolved by the Committee, in its sole discretion, and that any interpretation by the Committee of the terms of this Agreement or the Plan and any determination made by the Committee under this Agreement or the Plan may be made in the sole discretion of the Committee and shall be final, binding, and

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conclusive. Any such determination need not be uniform and may be made differently among Employees awarded Restricted Stock.

     15. Miscellaneous. (a) This Agreement shall be governed and construed in accordance with the laws of the State of Wisconsin applicable to contracts made and to be performed therein between residents thereof.

     (b) The waiver by the Company of any provision of this Agreement shall not operate or be construed to be a subsequent waiver of the same provision or waiver of any other provision hereof.

     (c) The Restricted Stock shall be deemed to have been awarded pursuant to the Plan and is subject to the terms and conditions thereof. In the event of any conflict between the terms hereof and the provisions of the Plan, the terms and conditions of the Plan shall prevail. Any and all terms used herein, unless specifically defined herein shall have the meaning ascribed to them in the Plan. A copy of the Plan is available on request of the Employee made in writing or by e-mail to the Company's Secretary.

     (d) Any notice, filing or delivery hereunder or with respect to Restricted Stock shall be given to the Employee at either his usual work location or his home address as indicated in the records of the Company, and shall be given to the Committee or the Company at 250 East Kilbourn Avenue, Milwaukee 53202,
Attention: Secretary. All such notices shall be given by first class mail, postage pre-paid, or by personal delivery.

     (e) This Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns and shall be binding upon and inure to the benefit of the Employee, the Beneficiary and the personal representative(s) and heirs of the Employee, except that the Employee may not transfer any interest in any Restricted Stock prior to the release of the restrictions imposed by Paragraph 2.

     (f) As a condition to the grant of the Restricted Stock, Employee must execute an agreement not to compete in the form provided to the Employee by the Company.

     The end of Paragraph 15 is the end of the Incorporated Terms. The remainder of the Agreement is contained in the Base Instrument.


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                                      ANNEX

       Definition of "Change in Control of the Company" and Related Terms


     1 Change in Control of the Company. A "Change in Control of the Company" shall be deemed to have occurred if an event set forth in any one of the following paragraphs shall have occurred:

          (i) any Person (other than (A) the Company or any of its subsidiaries, (B) a trustee or other fiduciary holding securities under any employee benefit plan of the Company or any of its subsidiaries, (C) an underwriter temporarily holding securities pursuant to an offering of such securities or (D) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock in the Company ("Excluded Persons")) is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates after July 22, 1999, pursuant to express authorization by the Board of Directors of the Company (the "Board") that refers to this exception) representing 50% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors; or

          (ii) the following individuals cease for any reason to constitute a majority of the number of directors of the Company then serving: (A) individuals who, on July 22, 1999, constituted the Board and (B) any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A under the Act) whose appointment or election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on July 22, 1999, or whose initial appointment, election or nomination for election as a director which occurred after July 22, 1999 was approved by such vote of the directors then still in office at the time of such initial appointment, election or nomination who were themselves either directors on July 22, 1999 or initially appointed, elected or nominated by such two-thirds (2/3) vote as described above ad infinitum (collectively the "Continuing Directors"); provided, however, that individuals who are appointed to the Board pursuant to or in accordance with the terms of an agreement relating to a merger, consolidation, or share exchange involving the Company (or any direct or indirect subsidiary of the Company) shall not be Continuing Directors for purposes of this Agreement until after such individuals are first nominated for election by a vote of at least

                               Annex - Page 1 of 4
     two-thirds (2/3) of the then Continuing Directors and are thereafter elected as directors by the shareholders of the Company at a meeting of shareholders held following consummation of such merger, consolidation, or share exchange; and, provided further, that in the event the failure of any such persons appointed to the Board to be Continuing Directors results in a Change in Control of the Company, the subsequent qualification of such persons as Continuing Directors shall not alter the fact that a Change in Control of the Company occurred; or

          (iii) a merger, consolidation or share exchange of the Company with any other corporation is consummated or voting securities of the Company are issued in connection with a merger, consolidation or share exchange of the Company (or any direct or indirect subsidiary of the Company) pursuant to applicable stock exchange requirements, other than (A) a merger, consolidation or share exchange which would result in the voting securities of the Company entitled to vote generally in the election of directors outstanding immediately prior to such merger, consolidation or share exchange continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof entitled to vote generally in the election of directors of such entity or parent outstanding immediately after such merger, consolidation or share exchange, or (B) a merger, consolidation or share exchange effected to implement a recapitalization of the Company (or similar transaction) in which no Person (other than an Excluded Person) is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates after July 22, 1999, pursuant to express authorization by the Board that refers to this exception) representing at least 50% of the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors; or

          (iv) the sale or disposition by the Company of all or substantially all of the Company's assets (in one transaction or a series of related transactions within any period of 24 consecutive months), other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity of which at least 75% of the combined voting power of the voting securities entitled to vote generally in the election of directors immediately after such sale are owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.

     2 Related Definitions. For purposes of this Annex, the following terms, when capitalized, shall have the following meanings:

          (i) Act. The term "Act" means the Securities Exchange Act of 1934, as amended.


                               Annex - Page 2 of 4

          (ii) Affiliate and Associate. The terms "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule l2b-2 of the General Rules and Regulations under the Act.


          (iii) Beneficial Owner. A Person shall be deemed to be the "Beneficial Owner" of any securities:

               (a) which such Person or any of such Person's Affiliates or Associates has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, (A) securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase, or (B) securities issuable upon exercise of Rights issued pursuant to the terms of the Company's Rights Agreement, dated as of July 22, 1999, between the Company and Firstar Bank Milwaukee, N.A., as amended from time to time (or any successor to such Rights Agreement), at any time before the issuance of such securities;

               (b) which such Person or any of such Person's Affiliates or Associates, directly or indirectly, has the right to vote or dispose of or has "beneficial ownership" of (as determined pursuant to Rule l3d-3 of the General Rules and Regulations under the Act), including pursuant to any agreement, arrangement or understanding; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, any security under this Subsection 1 (c) as a result of an agreement, arrangement or understanding to vote such security if the agreement, arrangement or understanding: (A) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations under the Act and (B) is not also then reportable on a Schedule l3D under the Act (or any comparable or successor report); or

               (c) which are beneficially owned, directly or indirectly, by any other Person with which such Person or any of such Person's Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in Subsection 1(c) (ii) above) or disposing of any voting securities of the Company.

                               Annex - Page 3 of 4

               (iv) Person. The term "Person" shall mean any individual, firm, partnership, corporation or other entity, including any successor (by merger or otherwise) of such entity, or a group of any of the foregoing acting in concert.



                               Annex - Page 4 of 4